UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2025
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.
On April 24, 2025, Main Street Capital Corporation (“Main Street”), through its wholly-owned subsidiary, MSCC Funding
I, LLC (“MSCC Funding”), entered into that certain Third Amendment (the “Amendment”) to the Revolving Credit and
Security Agreement dated as of November 22, 2022 (as amended, supplemented and restated prior to the Amendment, the
“Credit Amendment” and, as amended by the Amendment, the “SPV Facility”), among MSCC Funding, as borrower, the lenders from time to time party thereto, Main Street, as collateral manager, Truist Bank (“Truist”), acting as administrative agent and swingline lender, Citibank, N.A., acting as collateral agent, document custodian and custodian, Virtus Group,
L.P., as collateral administrator, and Western Alliance Trust Company, N.A., as successor collateral agent, successor document custodian, successor custodian and successor collateral administrator.
The Amendment amended the Credit Agreement as follows: (i) decreased the interest rate to one-month term Secured
Overnight Financing Rate plus an applicable margin of (a) 1.95% during the revolving period (from 2.35%), (b) 2.075%
for the first year following the end of the revolving period (from 2.475%) and (c) 2.20% for the second year following the end of the revolving period (from 2.60%), (ii) extended the revolving period from through September 2027 to through
September 2028, (iii) extended the final maturity date from September 2029 to September 2030, (iv) decreased the unused fee to 0.40% (from 0.50%) on the unused amount up to 50% (from 35%) of the commitment amount and (v) other changes as described in the Amendment.
Affiliates of Truist and certain other lenders under the SPV Facility from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.
The above summary is not complete and is qualified in its entirety to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 8.01. Other Events.
On April 24, 2025, Main Street issued a press release related to the Amendment. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

10.1
Third Amendment, dated as of April 24 2025, to Credit Agreement by and among MSCC Funding I, LLC, as the borrower, Main Street Capital Corporation, as the collateral manager, the lenders from time to time party thereto,
Truist Bank, as administrative agent and swingline lender, Citibank, N.A., as collateral agent, document custodian and custodian, Virtus Group, L.P., as collateral administrator, and Western Alliance Trust Company, N.A., as successor collateral agent, successor document custodian, successor custodian and successor collateral administrator

99.1	Press release dated April 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: April 24, 2025	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel